                            THE GABELLI ASSET FUND
                             One Corporate Center
                           Rye, New York 10580-1434
                             THIRD QUARTER REPORT
                              SEPTEMBER 30, 1995

TO OUR SHAREHOLDERS: During the three months ended September 30, 1995, increasing investor confidence that the economy was landing with its nose up resulted in another strong backdrop for U.S. stocks. Consumer non-durables replaced high technology stocks as market leaders. Bank stocks performed well as the visible Chase Manhattan/Chemical merger underscored accelerating consolidation in that industry. The Disney/Capital Cities, Westinghouse/CBS, and Time Warner/Turner Broadcasting deals focused attention on underlying valu es in the media marketplace.

INVESTMENT RESULTS (a)
----------------------------------------------------------------------------------------------------------------
                                                                          QUARTER
                                                   ---------------------------------------------
                                                     1ST            2ND         3RD         4TH            YEAR
                                                     ---            ---         ---         ---            ----
1995:        Net Asset Value...............        $23.84          $25.10     $26.76           -               -
             Total Return..................          7.3%            5.3%       6.6%           -               -
----------------------------------------------------------------------------------------------------------------
1994:        Net Asset Value...............        $22.63          $22.36     $23.56       $22.21         $22.21
             Total Return..................         (2.9)%          (1.2)%      5.4%        (1.2)%         (0.1)%
----------------------------------------------------------------------------------------------------------------
1993:        Net Asset Value...............        $21.10          $22.10     $23.63       $23.30         $23.30
             Total Return..................          6.1%            4.7%       6.9%         2.5%          21.8%
----------------------------------------------------------------------------------------------------------------
1992:        Net Asset Value...............        $19.04          $18.91     $19.02       $19.88         $19.88
             Total Return..................          6.0%           (0.7)%      0.6%         8.5%          14.9%
----------------------------------------------------------------------------------------------------------------
1991:        Net Asset Value...............        $17.36          $17.36     $17.90       $17.96         $17.96
             Total Return..................         11.1%            0.0%       3.1%         3.2%          18.1%
----------------------------------------------------------------------------------------------------------------
1990:        Net Asset Value...............        $16.48          $16.81     $15.21       $15.63         $15.63
             Total Return..................         (4.5)%           2.0%      (9.5)%        7.8%          (5.0)%
----------------------------------------------------------------------------------------------------------------
1989:        Net Asset Value...............        $16.46          $18.01     $18.73       $17.26         $17.26
             Total Return..................         12.0%            9.4%       4.0%        (1.0)%         26.2%
----------------------------------------------------------------------------------------------------------------
1988:        Net Asset Value...............        $13.49          $14.62     $14.94       $14.69         $14.69
             Total Return..................         14.4%            8.4%       2.2%         3.5%          31.1%
----------------------------------------------------------------------------------------------------------------
1987:        Net Asset Value...............        $12.97          $13.93     $14.66       $12.61         $12.61
             Total Return..................         19.6%            7.4%       5.2%       (14.0)%         16.2%
----------------------------------------------------------------------------------------------------------------
1986:        Net Asset Value...............        $10.44          $11.21     $11.29       $11.28         $11.28
             Total Return..................          4.4%(b)         7.4%       0.7%        (0.1)%         12.8%(b)
----------------------------------------------------------------------------------------------------------------


                     DIVIDEND HISTORY
-----------------------------------------------------
PAYMENT (EX) DATE  RATE PER SHARE  REINVESTMENT PRICE
-----------------  --------------  ------------------
December 30, 1994         $1.056           $22.21
December 31, 1993         $0.921           $23.30
December 31, 1992         $0.755           $19.88
December 31, 1991         $0.505           $17.96
December 31, 1990         $0.770           $15.63
December 29, 1989         $1.278           $17.26
December 30, 1988         $0.775           $14.69
January 4, 1988           $0.834           $12.07
March 9, 1987             $0.505           $12.71

   AVERAGE ANNUAL RETURNS - SEPTEMBER 30, 1995(a)
   ----------------------------------------------
 1 Year...................................   19.0%
 5 Year...................................   16.5%
 Life of Fund (b).........................   15.9%


(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on March 3, 1986.

INVESTMENT PERFORMANCE

        For the third quarter ended September 30, 1995, The Gabelli Asset Fund's (the "Fund") net asset value increased a solid 6.6% to $26.76 per share from $25.10 on June 30, 1995. This compares to returns of 7.9%, 6.4% and 9.9% over the same period for the Standard & Poor's 500 Index ("S&P 500"), the Value Line Composite and Russell 2000 Index, respectively. Each index is an unmanaged indicator of stock market performance. For the nine months ended September 30, 1995, the Fund gained 20.5% versus 29.8% for the S&P 500, 19.3% for the Value Line Composite, and 25.7% for the Russell 2000 Index.

        Since inception on March 3, 1986, through September 30, 1995, the Fund has achieved a total return of 310.1%, which equates to an average annual return of 15.9%. This compares favorably to a total return of 238.5% for the S&P 500 over the same period, which is equivalent to an average annual return of 13.6%. As of September 30, 1995, the Fund's shareholders numbered 50,223 and total net assets were over $1.1 billion.

COMMENTARY

THE MARKET

        As money managers entrusted with your hard earned financial assets, we tend to spend less time pondering good news and more time worrying about what could go wrong. This mindset no doubt colors our opinions on the economy and market.

        Blessed with 20/20 hindsight, 1995's strong stock market is easily explained. Steady economic growth, better than expected corporate earnings and declining interest rates, all under the backdrop of investor optimism that Washington will finally put our government's fiscal house in order, provided a nearly perfect formula for a big market rally. These fundamentals were fueled by a favorable flow of funds into U.S. equities through mutual funds and a record amount being reinvested from torrid merger and acquisition activity.

        Looking forward, we ask whether all the components of this bull market will remain intact. Will the economy accelerate, and thus rekindle inflationary concerns? Will corporate earnings continue to be good, although perhaps not as strong as rising consensus expectations? Are stocks running too far ahead of economic reality on a valuation basis? Will Washington deliver on its promise to feed the entrepreneur and starve the bureaucrat? We continuously evaluate these questions.

        Over the short term, we expect the domestic economy to continue chugging along aided by the higher demand for American products and services from the reviving economies of Europe and the Pacific Rim. On the inflation front, the outlook for wage costs, a major component of inflation, remains favorable. However, the supply/demand balance for selected industrial and agricultural commodities points to somewhat higher prices. Oil prices may also trend upward with worldwide energy consumption rising and production shifting to the Middle East. Overall, while we currently see no yellow flags, we are not among those investors betting that inflation is stone cold dead.

        As for corporate profits, our concern is that after two years of underestimating earnings, Wall Street may have gone too far in the other direction. During the third quarter, we have seen a number of high profile corporations trying to constrain analysts' overly optimistic expectations. Companies releasing even modest earnings disappointments have been shelled in the market. Fortunately, we expect continued productivity gains and an uptick in broad economic activity will help fourth quarter earnings, and results should exceed analysts' cooled off expectations.

        On a price/earnings ("P/E") basis, one could argue that the market is less expensive today than it was at the beginning of 1994. But, remember, P/E ratios are a function of interest rates and investor expectations. If, as we anticipate, rates are near an intermediate-term bottom and traders' rosy earnings expectations are not met, the market could get cheaper despite reasonably good economic and earnings news.

        Washington is another wild card. Will the so-called "Republican Revolution" result in legislation which promotes long-term fiscal discipline and prudent economic growth policies? We will get a solid glimpse at this as the debate over deficit reduction/tax reduction crests in November/December.

        Our conclusion from all this conjecture is a simple one: that market risk has risen. If any of the aforementioned concerns prove to be worth worrying about, the broad market could hit a rough patch of road. Our response is consistent with our investment philosophy: to focus on stocks that are materially underpriced relative to their real world economic value. The direction of the market will have some short-term impact on stock prices, but longer term, it will recognize value.

CORPORATE MERGERS AND RESTRUCTURING

HUMPTY--DUMPTY
--------------

        In the familiar nursery rhyme, Humpty Dumpty's fall was a tragedy: "All the king's horses and all the king's men couldn't put Humpty Dumpty back together again." Stock market investors are taking a very different attitude to the breaking of several large corporate eggs. Pending and completed sales and spin-offs from such companies as American Express Company (AXP - $44.375 -
NYSE), ITT Corporation (ITT - $124.00 - NYSE), Sears, Roebuck and Co. (S - $36.875 - NYSE), Tenneco Inc. (TEN - $46.25 - NYSE) and most recently, AT&T Corp. (T - $65.75 - NYSE), have shown that the value of the shell, egg white and yolk is often greater than that of the whole egg.

        Corporate CEOs are under increasing pressure to narrow the spread between the public price and intrinsic value. We believe this trend will continue. In many instances, the advantages of dismantling large companies are clear cut. Parent companies which are able to focus more directly on core businesses can improve operating performance substantially -- American Express' progress with its core credit card business is a terrific example of this. Spin-off companies generally have more focused, incentivized management -- AirTouch Communications Inc. (ATI - $30.625 - NYSE), spun-off by Pacific Telesis Group Inc. (PAC - $30.75 - NYSE), Allstate Corp. (ALL - $35.375 - NYSE), spun off by Sears; and Eastman Chemicals Co. (EMN - $64.00 - NYSE), spun off by Eastman Kodak Company (EK - $59.25 - NYSE) are good examples. By selling underperforming divisions, companies can raise capital to enhance the growth of their more profitable existing operations -- see Tenneco as an illustration. And, by shedding the ugly duckling in an otherwise attractive flock of businesses, companies like American Brands, Inc. (AMB - $42.25 - NYSE), which stripped its low multiple life insurance business, receive a better appraisal from investors.

        As we predicted at the outset of 1995, our portfolio has experienced some of the benefits of egg breaking in portfolio holdings such as AirTouch Communications, Allen Group Inc. (ALN - $36.25 - NYSE), American Express, American Brands and Tenneco. In addition, the portfolio has many other potential Humpty Dumptys. Hilton Hotels Corporation (HLT - $63.875 - NYSE), whose announced separation of its hotel and gambling businesses has been delayed, should be split in early 1996, possibly foreshadowing the sale of one or both of the businesses. General Motors Corporation (GM - $46.875 - NYSE), whose parts we believe could be worth as much as $100 per share on an independent basis, is a prime restructuring candidate, as is Ford Motor Co. (F - $31.125 - NYSE). Johnson Controls, Inc. (JCI - $63.25 - NYSE) has several parts which are more valuable as stand alone operations. Time Warner Inc. (TWX
- $39.75 - NYSE) has expressed a desire to separate its cable television operations from its content and creativity businesses. The proposed combination with Turner Broadcasting System, Inc. (TBSA - $27.625 - ASE) will delay progress on this front, but we believe it is a goal that will eventually be accomplished.

        Our conclusion is that investors who focus on Humpty Dumptys won't get egg on their faces.

THE MEDIA MATING GAME

        In 1993, we said that Viacom Inc.'s (VIA - $49.75 - ASE; VIA'B - $49.75
ASE) acquisition of Paramount was only the beginning of the media mating game. With the Disney/Cap Cities, Westinghouse/CBS and Time Warner/Turner Broadcasting matches, the activity has intensified. Creativity and content companies need to ensure distribution of their products. Distribution companies need to guarantee the supply of programming. Everyone is scrambling for a suitable partner.

        Who's attending the party?  General Electric Company's (GE - $63.75 -
NYSE) NBC and Seagram Company Ltd.'s (VO - $35.875 - NYSE) MCA are standing alone by the punch bowl. News Corporation Limited's (NWS - $22.00 - NYSE) Rupert Murdoch is prowling around the dance floor looking for more partners. Viacom's Sumner Redstone is resting after his torrid tango with Paramount, but may have a few more dances in him. Tele-Communications, Inc./Liberty Media Group's (LBTYA - $26.75 - NASDAQ) John Malone is chaperonin g a group of attractive little cable networks. He appears willing to let Time Warner dance with his Turner stake. He may be looking for a replacement for his stable or perhaps encouraging some of his other wallflowers to dance.

        The party won't be over for a while and it's hard to predict who will ultimately be going home together. However, it's fun to be there with portfolio holdings like Viacom, Time Warner, Seagram, Liberty Media, International Family Entertainment, Inc. (FAM - $19.00 - NYSE), Gaylord Entertainment Company (GET - $27.125 - NYSE), BET Holdings, Inc. (BTV - $20.00
- NYSE), Chris-Craft Industries, Inc. (CCN - $43.50 - NYSE) and CCN's kissing cousins BHC Communications, Inc. (BHC - $90.75 - ASE) and United Telev ision, Inc. (UTVI - $89.25 - NASDAQ).

TIME WARNER/TURNER BROADCASTING

        At the time of this writing, the proposed merger between Time Warner and Turner Broadcasting still faces many hurdles. Time Warner partner US WEST, Inc. (USW - $47.125 - NYSE) is threatening legal action to block the merger. The government is raising anti-trust issues. Liberty Media's John Malone still has effective veto power over the deal. Assuming these obstacles can be overcome, what would the combined companies offer investors? In our opinion -- a global media entity with outstanding long-term growth potential.

        Investors' immediate reaction to the deal has been negative, with Time Warner stock dropping nearly 10% following the bid for Turner. We know the problems: perceived near-term dilution for Time Warner shareholders; the potential for internal management strife; and quite possibly a long delay in Time Warner's plan to separate its cable television and content businesses.

        Now, let's look at the positives: an unrivaled film library to feed into expanding distribution systems here and abroad; the marriage of the most consistently profitable filmed entertainment producer and market share leader in recorded music with the most creative cable network package in the world; a combined company with sufficient financial muscle to take its products to the far corners of the globe. Ask yourself, "What American products travel well?" In addition to Coca-Cola and blue jeans, the answer is news, sports, movies, and music. The combined Time Warner/Turner Broadcasting has it all.

LET'S MAKE A DEAL

        We have talked at length in our last several shareholder letters about increasing merger and acquisition activity and its likely impact on our portfolio. Indeed, we believe we were the first on Wall Street to proclaim the beginning of the third wave of takeovers since World War II. We pointed this out following GE's takeover attempt of Kemper in early 1994. At the beginning of this year, we opined that investors in the three Bs - banks, brokers, and broadcasters - would likely get hit with takeovers. We don't own bank stocks for the simple reason that we don't feel we have a competitive research advantage. We have been looking carefully at brokerage firms, some of which may find their way into our portfolio in the quarters ahead.

        We have had major and positive direct hits in the broadcast group, with Multimedia, Inc. (MMEDC - $43.50 - NASDAQ) and Outlet Communications being taken over at heady premiums to our purchase prices. We have benefited even more by the mortar fire around us. Media General, Inc. (MEG'A - $35.75 - ASE) and the Chris-Craft/BHC/United Television troika have been terrific performers. If the telecommunications bill currently in front of Congress is passed relatively intact, broadcast companies will be able to expand their empires.
If deals continue to be done at the kind of multiples to cash flow we have seen, public share prices in these companies will continue to grow.

WHAT WE DO

        We do what is described as bottom up research: we read annual reports; we visit the competition; we talk to customers; we go belly to belly with management. We structure our portfolio by picking stocks.

        In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

                                  [GRAPHIC]

        Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

        Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as globalization of the market in filmed entertainment and telecommunications, and micro trends, such as increased focus on productivity enhancing goods and services.

LET'S TALK STOCKS

        The following are stock specifics on selected holdings of our Fund's investments. Favorable EBITDA prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AMERICAN BRANDS, INC. (AMB - $42.25 - NYSE), based in Old Greenwich, Connecticut, is a holding company for five separate business units: international tobacco (Gallaher, the leading tobacco company in the U.K.), distilled spirits (Jim Beam bourbon), hardware and home improvement products (Moen faucets), office products (Acco) and golf products (Titleist and Pinnacle golf balls). All are strong cash flow generators and are leaders in their respective fields. Having disposed of American Tobacco and Franklin Life, a new management team is transforming American Brands into a focused consumer products company. The company's shares trade at a 30% discount to their estimated 1995 PMV of $60 which we expect to increase to $100 per share by the year 2000.

AMERICAN EXPRESS COMPANY (AXP - $44.375 - NYSE), founded in 1850, is a diversified travel and financial services company operating in 160 countries around the world. The company is best known for its American Express charge card and travel-related services. Its other important operation is Minneapolis-based American Express Financial Advisors, Inc. (formerly IDS Financial Services) which sells financial products ranging from mutual funds to annuities. Harvey Golub, Chairman and CEO, has refocused AXP on its core charge card and investment management businesses. Shearson, Executive Life and Bankers Life have been sold, while Lehman Brothers has been spun off. Discussions regarding a possible sale of its international banking subsidiary, American Express Bank, have been confirmed.

We believe the company has been repositioned to enjoy double digit earnings growth over the balance of this decade.

AT&T CORP. (T - $65.75 - NYSE), the world's second-largest telephone company, is a global provider of telecommunications services. AT&T, selling at a modest 7.5 times EBITDA, has announced that it will split into 3 separate companies by spinning-off its equipment manufacturer and its computer division. This will reposition the company to participate more dynamically in the growth of the telecommunications industry. The strategy involves a targeted approach to take advantage of a strong global franchise, including its brand name, broader product offerings and an international customer base.
 The restructuring represents an impressive commitment by management to enhance shareholder values.

CHRIS-CRAFT INDUSTRIES, INC. (CCN - $43.50 - NYSE) is primarily a television broadcaster through its 72% ownership of BHC Communications. BHC owns and operates independent TV stations in Los Angeles (KCOP) and Portland (KPTV). BHC also controls over 50% of United Television, Inc., which operates an NBC affiliate, an ABC affiliate and three independent stations. BHC has entered into a partnership agreement with Paramount Communications, Inc. to launch a new fifth television network called United Paramount Television Network
(UPN). CCN, with about $1.5 billion in marketable securities and cash, is strongly positioned to expand its operations. CCNis the eighth-largest TVstation group owner in the U.S. and covers almost 20% of TV households.

                            Chris-Craft Industries
                                     72%
                              BHC Communications
                                     56%
                              United Television

GENERAL ELECTRIC COMPANY (GE - $63.75 - NYSE), having an equity market valuation of $100 billion, is the largest U.S. company, and the third largest industrial company in the world. Operating segments include aircraft engines, appliances, broadcasting (NBC), industrial products, plastic materials, power generating turbines and a hugely successful financial services business. Under Jack Welch's prodding, GE has recorded a series of impressive earnings gains.

GENERAL MOTORS CORPORATION (GM - $46.875 - NYSE), the world's largest auto manufacturer, is materially undervalued. Last year, its North American operations were profitable for the first time in four years and international profits continue to grow. With Jack Smith at the helm, GM is improving the style and quality of its cars, rationalizing its production processes and greatly reducing its costs. GM was the only "Big Three" member to report a gain in the second quarter. Peak earnings power exceeds $10 per share. A reorganization of Ford and GM along the lines of ITT and AT&T becomes an increasingly speculative possibility assuming the shares continue at current levels.

LIN BROADCASTING CORPORATION (LINB - $129.375 - NASDAQ), which we have recommended since 1969, ranks among the largest and most attractive cellular telephone operators in the U.S. with controlling interests in the New York, Los Angeles, Dallas and Houston markets. McCaw Cellular Communications, which was acquired by AT&T in 1994, controls 52% of LIN. McCaw (AT&T) is buying the 48% balance of LIN for $129.91 per share in cash. The Fund holds LIN to earn the difference between the current market price and the final "take out" price. The acquisition was completed in October 1995.

SPRINT CORPORATION (FON - $35.00 - NYSE) is the third largest long-distance carrier and the second largest independent local telephone company in the U.S. The company has announced a spin-off of its cellular unit, which should take place in the first quarter of 1996. The estimated trading value of the spin-off is $9 to $10 per FON share. After the spin-off, the remaining long distance/local telco shares should trade close to FON's current market price, indicating shareholders are getting the cellular spin-off for "free". Sprint has positioned itself on a global basis through a joint venture with France Telecom/Deutsche Telekom, which will purchase a 20% stake in Sprint (excluding the cellular unit) for $3.5 billion. Our interest in Sprint stems from its promising national cable/telephony and PCS/wireless joint venture with three major cable operators: Tele-Communications, Inc., Comcast and Cox. We consider FON an interesting value with the risks associated with new entrants in the long distance business offset by the cable/telephony venture.

TIME WARNER INC. (TWX - $39.75 - NYSE), in a bold and brilliant tactic, is acquiring Turner Broadcasting System Inc. for $7.5 billion. The acquisition will make TWX the largest diversified media and publishing company in the world and will add a wealth of programming to a company already rich in entertainment content. Time Warner is restructuring into two general areas: copyright and creativity, which includes publishing, music and filmed entertainment, and distribution, which is mostly cable. Under the aegis of Gerald M. Levin, investors can expect significant returns over the rest of the decade.

VIACOM INC. (VIA - $49.75 - ASE; VIA'B - $49.75 - ASE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Following its recent acquisitions of Paramount Communications and Blockbuster Entertainment, the company is now selling non-core assets to reduce debt and focusing on the global expansion of its media franchises. Viacom is well-positioned in music (notably MTV) and cable networks such as Nickelodeon, USA (50% interest) and the Sci-Fi Channel.

MINIMUM INITIAL INVESTMENT - $1,000

              The Fund's minimum initial investment is $1,000. No initial minimum is required for those establishing an Automatic Investment Plan.

GABELLI U.S. TREASURY MONEY MARKET FUND

              Shareholders of any of the Gabelli Funds may invest in The Gabelli U.S. Treasury Money Market Fund with an initial investment of $3,000 or more. The Fund provides checkwriting and exchange privileges. The Fund's expenses are capped at .30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash. Call us at 1-800-GA
BELLI (1-800-422-3554) for a prospectus which gives a more complete
description of the Fund, including management fees and expenses.   Read it
carefully before you invest or send money.

IN CONCLUSION
              The kind of broadly rising market we have experienced in the first three quarters of 1995 has been a tide lifting almost all boats. As is evidenced by the terrific returns delivered by index funds in every capitalization sector of the market, one has not needed to be an astute stock picker to have made very good money.

             Going forward, we doubt the market will be as kind to indexers and other non-selective investors. There are pockets of value which offer good investment opportunity in a less robust market and places of refuge should the market tide turn. We believe our focus on value will help us to move forward even in a less generous, broad market environment.

              The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABAX. Please call us during the day for further information.

              Thank you for your appreciation of our efforts to preserve and enhance the assets you have entrusted to us.

                                              Sincerely,

                                              /s/ MARIO J. GABELLI

                                              MARIO J. GABELLI, CFA
                                              Portfolio Manager and
                                              Chief Investment Officer
October 16, 1995

_______________________________________________________________________________


                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 1995
                               ------------------

Time Warner Inc.                        General Motors Corporation
American Express Company                Viacom Inc.
LIN Broadcasting Corporation            Chris-Craft Industries, Inc.
AT&T Corp.                              General Electric Company
American Brands, Inc.                   Sprint Corporation

_______________________________________________________________________________

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1995 (UNAUDITED)
--------------------------------------------------------------------------------

                                                     MARKET
   SHARES                                           VALUE(C)
------------                                     --------------
               COMMON STOCKS -- 94.0%
               AGRICULTURE -- 0.0%
      25,750   Archer Daniels Midland Co. .....  $      395,906
                                                 --------------
               AIRLINES -- 0.8%
     125,000   AMR Corporation +...............       9,015,625
                                                 --------------
               AUTOMOTIVE -- 1.5%
     350,000   General Motors Corporation......      16,406,250
      24,000   Harley Davidson, Inc. ..........         585,000
                                                 --------------
                                                     16,991,250
                                                 --------------
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 5.0%
      33,500   APS Holding Corporation, Class
                 A +...........................         812,375
      30,000   Borg-Warner Automotive, Inc. ...         960,000
     330,000   Echlin Inc. ....................      11,797,500
     150,000   Federal-Mogul Corporation.......       2,868,750
     675,000   GenCorp Inc. ...................       7,171,875
     270,000   Genuine Parts Company...........      10,833,750
     201,200   Handy & Harman..................       3,018,000
     110,000   Johnson Controls, Inc. .........       6,957,500
     135,000   Modine Manufacturing Company....       3,847,500
      39,875   Myers Industries, Inc. +........         608,094
      25,000   Pep Boys -- Manny, Moe & Jack...         678,125
     170,000   Quaker State Corporation........       2,486,250
      50,000   Republic Automotive Parts,
                 Inc. +........................         721,875
     115,000   Standard Motor Products,
                 Inc. .........................       2,185,000
      13,200   Superior Industries
                 International, Inc. ..........         354,750
      46,000   UAP Inc., Class A...............         556,196
      34,000   Wynn's International, Inc. .....         926,500
                                                 --------------
                                                     56,784,040
                                                 --------------
               AVIATION: PARTS AND SERVICES -- 1.2%
      65,000   Boeing Co. .....................       4,436,250
     100,000   Curtiss-Wright Corporation......       4,425,000
      90,000   General Motors Corporation,
                 Class H.......................       3,690,000
      70,000   Hi-Shear Industries Inc. +......         507,500
      21,000   Hudson General Corporation......         504,000
                                                 --------------
                                                     13,562,750
                                                 --------------
               BROADCASTING -- 6.0%
      70,100   BHC Communications, Inc., Class
                 A +...........................       6,361,575
      90,000   Capital Cities/ABC, Inc. .......      10,586,250
      65,195   CBS Inc. .......................       5,207,451
     385,637   Chris-Craft Industries, Inc. ...      16,775,209
      63,651   Chris-Craft Industries, Inc.,
                 Class B(a)....................       2,768,819
      90,000   Citicasters Inc. +..............       3,003,750
     206,000   Grupo Televisa S.A., GDR........       4,120,000
     130,000   Havas, Sponsored ADR............       2,429,375

                                                     MARKET
   SHARES                                           VALUE(C)
------------                                     --------------
      66,000   Liberty Corporation.............  $    2,145,000
      53,000   LIN Television Corporation +....       1,643,000
      20,000   Osborn Communications
                 Corporation +.................         195,000
      46,000   Outlet Communications, Inc.,
                 Class A +.....................       2,127,500
     400,000   Television Broadcasting Ltd.
                 ORD...........................       1,608,961
     100,000   United Television, Inc. ........       8,925,000
                                                 --------------
                                                     67,896,890
                                                 --------------
               BUSINESS SERVICES -- 1.6%
      50,000   Berlitz International, Inc.,
                 New +.........................         743,750
      75,000   Honeywell, Inc. ................       3,215,625
     120,000   International Business Machines
                 Corporation...................      11,325,000
      72,000   Landauer, Inc. .................       1,368,000
      70,000   Nashua Corporation..............       1,076,250
                                                 --------------
                                                     17,728,625
                                                 --------------
               CABLE -- 5.4%
      60,000   BET Holdings, Inc., Class A +...       1,200,000
      25,000   Cablevision Systems Corporation,
                 Class A +.....................       1,490,625
      60,000   Comcast Corporation, Class A....       1,192,500
      30,000   Comcast Corporation, Class A
                 Special.......................         600,000
         148   International CableTel
                 Incorporated +................           4,144
     260,000   International Family
                 Entertainment, Inc., Class
                 B +...........................       4,940,000
     380,000   Media General, Inc., Class A....      13,585,000
     340,000   Multimedia, Inc., New +.........      14,790,000
      20,000   Shaw Cable Systems Ltd., Class
                 B, Conv. .....................         107,891
      40,000   Shaw Communications Inc., Class
                 B, Conv. .....................         215,782
     830,000   Tele-Communications, Inc.,
                 Class A +.....................      14,525,000
     265,000   Tele-Communications,
                 Inc./Liberty Media Group,
                 Class A.......................       7,088,750
      60,000   United International Holdings,
                 Inc., Class A +...............       1,110,000
                                                 --------------
                                                     60,849,692
                                                 --------------
               CLOSED-END FUNDS -- 0.1%
      59,972   Royce Value Trust, Inc. ........         809,622
                                                 --------------
               CONSUMER PRODUCTS -- 9.9%
     550,000   American Brands, Inc. ..........      23,237,500
     100,000   Brunswick Corporation...........       2,025,000
     400,000   Carter-Wallace, Inc. ...........       5,000,000

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 1995 (UNAUDITED)
--------------------------------------------------------------------------------

                                                     MARKET
   SHARES                                           VALUE(C)
------------                                     --------------
               COMMON STOCKS (CONTINUED)
               CONSUMER PRODUCTS (CONTINUED)
     180,000   Church & Dwight Co., Inc. ......  $    3,915,000
       4,500   Culbro Corporation +............         181,125
      22,000   Duracell International Inc. ....         987,250
     100,000   Eastman Kodak Company...........       5,925,000
     150,000   Fieldcrest Cannon, Inc. +.......       3,281,250
      43,000   First Brands Corporation........       1,935,000
     260,000   General Electric Company........      16,575,000
      53,000   Gillette Company................       2,524,125
      20,000   Libbey Inc. ....................         477,500
      50,000   Outboard Marine Corp. ..........       1,075,000
       5,000   Park-Ohio Industries, Inc. +....          72,500
     100,000   Philips Electronics N.V., New
                 York..........................       4,875,000
     115,000   Procter & Gamble Company........       8,855,000
     255,000   Ralston Purina Group............      14,758,125
      50,000   Scotts Company, Class A +.......       1,106,250
      75,000   Syratech Corporation +..........       1,537,500
     130,000   Tambrands Inc. .................       5,703,750
     325,000   Whitman Corporation.............       6,703,125
                                                 --------------
                                                    110,750,000
                                                 --------------
               CONSUMER SERVICES -- 0.4%
     180,000   Rollins, Inc. ..................       4,410,000
                                                 --------------
               DIVERSIFIED INDUSTRIAL -- 3.7%
      10,000   Anixter International Inc. .....         413,750
      45,000   GATX Corporation................       2,328,750
     100,000   ITT Corporation.................      12,400,000
     150,000   Katy Industries, Inc. ..........       1,425,000
       6,500   Kyocera Corporation, ADR........       1,089,562
     375,000   Lamson & Sessions Co. +.........       2,343,750
     100,000   Lawter International, Inc. .....       1,125,000
     150,000   Minnesota Mining and
                 Manufacturing Company.........       8,475,000
      80,000   National Service Industries,
                 Inc. .........................       2,340,000
      60,000   Tenneco Inc. ...................       2,775,000
      60,000   Thomas Industries Inc. .........       1,207,500
     200,000   Trinity Industries, Inc. .......       6,200,000
                                                 --------------
                                                     42,123,312
                                                 --------------
               ELECTRONICS -- 0.1%
       2,000   Hitachi, Ltd., ADR..............         220,250
      10,000   Sony Corporation................         530,000
                                                 --------------
                                                        750,250
                                                 --------------
               ENERGY -- 3.2%
      55,000   Atlantic Richfield Company......       5,905,625
      35,000   British Petroleum Company plc,
                 ADR...........................       3,145,625

                                                     MARKET
   SHARES                                           VALUE(C)
------------                                     --------------
     135,000   Burlington Resources Inc. ......  $    5,231,250
      30,000   Chevron Corporation.............       1,458,750
     170,000   Eastern Enterprises.............       5,461,250
      60,000   Enron Oil & Gas Company.........       1,305,000
     110,000   Exxon Corporation...............       7,947,500
      20,000   Halliburton Company.............         835,000
     250,000   Kaneb Services, Inc. +..........         625,000
      50,000   PacifiCorp......................         950,000
      70,000   Southwest Gas Corporation.......       1,093,750
      30,000   Texaco Inc. ....................       1,938,750
                                                 --------------
                                                     35,897,500
                                                 --------------
               ENTERTAINMENT -- 5.2%
      55,000   Bay Meadows Operating Company...         886,875
     171,675   Gaylord Entertainment Company,
                 Class A.......................       4,656,684
      66,500   GC Companies, Inc. +............       2,136,313
      40,000   GTECH Holdings Corporation +....       1,205,000
      20,000   PolyGram NV.....................       1,305,000
      20,000   Santa Anita Realty Enterprises,
                 Inc. .........................         270,000
     110,000   THORN EMI plc, Sponsored ADR....       2,598,750
     700,000   Time Warner Inc. ...............      27,825,000
      11,528   Todd-AO Corporation, Class A....          95,106
     120,000   Viacom Inc., Class A +..........       5,970,000
     225,000   Viacom Inc., Class B +..........      11,193,750
                                                 --------------
                                                     58,142,478
                                                 --------------
               FINANCIAL SERVICES -- 5.5%
           1   Al-Zar Ltd. +(a)................             350
     640,000   American Express Company........      28,400,000
         220   Berkshire Hathaway Inc. +.......       6,468,000
      35,000   Commerzbank AG, Sponsored ADR...       1,601,250
     140,000   Deutsche Bank AG, Sponsored
                 ADR...........................       6,720,000
      15,000   Financial Security Assurance
                 Holdings Ltd. ................         380,625
      55,000   H&R Block Inc. .................       2,090,000
     320,000   Lehman Brothers Holdings
                 Inc. .........................       7,400,000
      83,000   Midland Company.................       3,859,500
      70,000   Salomon Inc. ...................       2,677,500
      25,000   State Street Boston
                 Corporation...................       1,000,000
      10,000   SunTrust Banks, Inc. ...........         661,250
      11,941   Transamerica Corporation........         850,796
       8,000   Value Line, Inc. ...............         264,000
                                                 --------------
                                                     62,373,271
                                                 --------------
               FOOD AND BEVERAGE -- 5.9%
      57,000   Brown-Forman Corporation,
                 Class A.......................       2,201,625
      60,000   Campbell Soup Company...........       3,015,000

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 1995 (UNAUDITED)
--------------------------------------------------------------------------------

                                                     MARKET
   SHARES                                           VALUE(C)
------------                                     --------------
               COMMON STOCKS (CONTINUED)
               FOOD AND BEVERAGE (CONTINUED)
      74,263   Chock Full o'Nuts Corporation...  $      445,578
      23,000   Coca-Cola Company...............       1,587,000
      70,000   Coca-Cola Enterprises Inc. .....       1,723,750
      17,000   CPC International Inc. .........       1,122,000
      47,000   Delchamps, Inc. ................         869,500
     100,000   Dole Food Company, Inc. ........       3,462,500
       2,500   Farmer Brothers Company.........         325,000
      62,500   General Mills, Inc. ............       3,484,375
      25,000   Heinz Company (H.J.)............       1,143,750
      35,000   Hershey Foods Corporation.......       2,253,125
      84,000   Kellogg Company.................       6,079,500
      12,000   LVHM Moet Hennessy Louis
                 Vuitton, Sponsored ADR........         453,000
     270,000   PepsiCo, Inc. ..................      13,770,000
     170,000   Quaker Oats Company.............       5,631,250
      68,000   Ralcorp Holdings, Inc. +........       1,606,500
     280,000   Seagram Company Ltd. ...........      10,045,000
      35,000   Tootsie Roll Industries,
                 Inc. .........................       1,395,625
     105,000   Wrigley (Wm.) Jr. Company.......       5,302,500
                                                 --------------
                                                     65,916,578
                                                 --------------
               HEALTH CARE -- 2.8%
      15,000   Amgen Inc. +....................         748,125
      10,000   Biogen, Inc. +..................         600,000
      20,000   BioWhittaker, Inc. +............         155,000
      12,000   Chiron Corporation +............       1,086,000
     100,000   Genentech, Inc. +...............       4,862,500
     140,000   Johnson & Johnson...............      10,377,500
      70,000   Mallinckrodt Group, Inc. .......       2,773,750
      99,999   Merck & Co., Inc. ..............       5,599,944
     100,000   Pfizer Inc. ....................       5,337,500
                                                 --------------
                                                     31,540,319
                                                 --------------
               HOTELS/CASINOS -- 1.6%
      23,500   Harrah's Entertainment Inc. ....         687,375
     200,000   Hilton Hotels Corporation.......      12,775,000
     200,000   Ladbroke Group plc..............         530,914
     110,000   Mirage Resorts,
                 Incorporated +................       3,616,250
      11,750   Promus Companies................         267,313
                                                 --------------
                                                     17,876,852
                                                 --------------
               INDUSTRIAL EQUIPMENT AND SUPPLIES -- 11.9%
     342,000   AMETEK, Inc. ...................       5,856,750
      50,000   AMP Incorporated................       1,925,000
      25,000   Amphenol Corporation, Class
                 A +...........................         540,625
     265,000   AptarGroup, Inc. ...............       8,778,125
      64,000   Caterpillar Inc. ...............       3,640,000

                                                     MARKET
   SHARES                                           VALUE(C)
------------                                     --------------
      65,000   CLARCOR Inc. ...................  $    1,527,500
     150,000   Crane Co. ......................       5,175,000
     100,000   CTS Corporation.................       3,100,000
     145,000   Deere & Company.................      11,799,375
     265,000   Donaldson Company, Inc. ........       6,525,625
     150,000   Gerber Scientific, Inc. ........       2,681,250
     140,000   Greif Bros. Corporation, Class
                 A.............................       3,447,500
     120,000   Guardsman Products, Inc. .......       1,590,000
      12,546   Hach Company....................         191,327
     378,000   IDEX Corporation................      13,513,500
      20,000   Ingersoll-Rand Company..........         750,000
     200,000   Kollmorgen Corporation..........       2,125,000
     100,000   Lufkin Industries, Inc. ........       2,350,000
      60,000   Manitowoc Company, Inc. ........       1,777,500
     275,000   Mark IV Industries, Inc. .......       6,118,750
     275,000   Navistar International
                 Corporation +.................       3,300,000
     165,000   Nortek, Inc. +..................       1,443,750
       4,333   Nortek, Inc., Special
                 Common +(a)...................          37,914
      10,000   PACCAR Inc. ....................         467,500
      74,000   Pittway Corporation.............       4,588,000
     195,000   Pittway Corporation, Class A....      12,138,750
      45,000   Sequa Corporation, Class A +....       1,203,750
      80,000   Sequa Corporation, Class B +....       2,585,000
      80,000   SPS Technologies, Inc. +........       3,120,000
     144,000   St. Joe Paper Company...........       9,162,000
      20,000   Valmont Industries, Inc. .......         485,000
     260,000   Varity Corporation, New +.......      11,570,000
                                                 --------------
                                                    133,514,491
                                                 --------------
               METALS AND MINING -- 0.7%
      34,350   Barrick Gold Corporation........         888,806
      60,000   Echo Bay Mines Ltd. ............         652,500
      35,000   Homestake Mining Company........         595,000
     100,000   Horsham Corporation.............       1,312,500
      28,000   Newmont Gold Company............       1,134,000
     150,000   Pegasus Gold Inc. +.............       2,043,750
      17,500   Placer Dome Inc. ...............         459,375
     150,000   Royal Oak Mines Inc. +..........         646,875
                                                 --------------
                                                      7,732,806
                                                 --------------
               PUBLISHING -- 1.9%
      75,000   American Media Inc. ............         431,250
       6,000   Central Newspapers, Inc. .......         183,000
       5,000   E.W. Scripps Company, Class A...         173,125
      32,000   McClatchy Newspapers, Inc.,
                 Class A.......................         700,000
      80,000   McGraw-Hill Companies, Inc. ....       6,540,000

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 1995 (UNAUDITED)
--------------------------------------------------------------------------------

                                                     MARKET
   SHARES                                           VALUE(C)
------------                                     --------------
               COMMON STOCKS (CONTINUED)
               PUBLISHING (CONTINUED)
      10,000   Meredith Corporation............  $      397,500
     159,993   New York Times Company, Class
                 A.............................       4,379,808
      15,000   News Corporation Limited, ADS...         330,000
      84,000   Reader's Digest Association,
                 Inc., Class B.................       3,633,000
     325,000   Western Publishing Group,
                 Inc. +........................       4,143,750
                                                 --------------
                                                     20,911,433
                                                 --------------
               RETAIL -- 1.5%
      20,000   Aaron Rents, Inc., Class A......         361,250
      13,000   Aaron Rents, Inc., Class B......         230,750
     150,000   Burlington Coat Factory
                 Warehouse Corporation +.......       1,987,500
     125,000   Earl Scheib, Inc. +.............         781,250
      50,000   Fingerhut Companies, Inc. ......         806,250
      14,232   Jostens, Inc. ..................         334,452
      18,000   Lillian Vernon Corporation......         240,750
     675,000   Neiman Marcus Group, Inc. ......      12,150,000
                                                 --------------
                                                     16,892,202
                                                 --------------
               RETAIL: FOOD AND DRUG -- 0.6%
      30,000   Albertson's, Inc. ..............       1,023,750
     129,000   American Stores Company.........       3,660,375
      50,000   Kroger Co. +....................       1,706,250
                                                 --------------
                                                      6,390,375
                                                 --------------
               SPECIALTY CHEMICAL -- 0.9%
      50,000   E.I. du Pont de Nemours and
                 Company.......................       3,437,500
     210,000   Ferro Corporation...............       5,223,750
      45,000   Pratt & Lambert, Inc. ..........       1,051,875
                                                 --------------
                                                      9,713,125
                                                 --------------
               TELECOMMUNICATIONS -- 10.9%
     383,000   AT&T Corp. .....................      25,182,250
      30,000   BC TELECOM Inc. ................         524,573
     335,000   BCE Inc. .......................      11,180,625
      12,500   BellSouth Corporation...........         914,063
       9,000   British Telecommunications plc,
                 Sponsored ADR.................         563,625
      60,000   Cable & Wireless plc, Sponsored
                 ADR...........................       1,177,500
     354,000   C-TEC Corporation +.............       8,230,500
      44,000   C-TEC Corporation, Class B +....       1,034,000
      70,000   Frontier Corporation............       1,863,750
      40,000   Globalstar
                 Telecommunications +..........         855,000
     318,000   GTE Corporation.................      12,481,500
      35,000   Hong Kong Telecommunications
                 Ltd., Sponsored ADR...........         638,750

                                                     MARKET
   SHARES                                           VALUE(C)
------------                                     --------------
      70,000   KPN ADR Koninklijke PTT
                 Nederland (KPN)...............  $    2,467,500
     130,000   Lincoln Telecommunications
                 Company.......................       2,437,500
      60,000   Motorola, Inc. .................       4,582,500
      25,000   Northern Telecom Limited........         890,625
      65,000   NYNEX Corporation...............       3,103,750
      50,000   Pacific Telesis Group Inc. .....       1,537,500
     100,000   SBC Communications Inc. ........       5,500,000
      28,000   Southern New England
                 Telecommunications
                 Corporation...................         990,500
     425,000   Sprint Corporation..............      14,875,000
     250,000   STET - Societa Finanziaria
                 Telefonica SpA, Sponsored
                 ADR...........................       7,718,750
      70,000   TELECOM Inc. ...................       1,224,004
   1,500,000   Telecom Italia SpA, ORD.........       2,479,070
     112,153   Telecomunicacoes Brasileiras SA
                 (Telebras), Sponsored ADR.....       5,299,229
   1,521,945   Telecomunicacoes de Sao Paulo SA
                 (Telesp) +....................         249,598
      16,000   Telefonica de Espana, Sponsored
                 ADR...........................         662,000
      20,000   Telefonos De Mexico SA,
                 Sponsored ADR.................         635,000
      60,000   US WEST, Inc. ..................       2,827,500
                                                 --------------
                                                    122,126,162
                                                 --------------
               TRANSPORTATION -- 0.1%
      13,500   Florida East Coast Industries,
                 Inc. .........................         968,625
                                                 --------------
               WIRELESS COMMUNICATIONS -- 5.6%
     250,000   AirTouch Communications
                 Inc. +........................       7,656,250
     130,000   Allen Group Inc. ...............       4,680,000
      18,500   Associated Group, Inc., Class
                 A +...........................         383,875
      18,500   Associated Group, Inc., Class
                 B +...........................         383,875
         667   Cellular Communications, Inc.,
                 Series A +....................          36,352
     260,000   Century Telephone Enterprises,
                 Inc. .........................       7,897,500
     140,000   COMSAT Corporation, Series 1....       3,150,000
     214,000   LIN Broadcasting Corporation....      27,686,250
      80,000   NEXTEL Communications, Inc.,
                 Class A +.....................       1,350,000
   2,500,000   Telecom Italia Mobile SpA.......       4,170,542
     140,000   Telephone and Data Systems,
                 Inc. .........................       5,880,000
                                                 --------------
                                                     63,274,644
                                                 --------------
TOTAL COMMON STOCKS............................   1,055,338,823
                                                 --------------

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 1995 (UNAUDITED)
--------------------------------------------------------------------------------

                                                     MARKET
   SHARES                                           VALUE(C)
------------                                     --------------
               PREFERRED STOCKS -- 0.4%
               CONSUMER PRODUCTS -- 0.2%
      45,000   Fieldcrest Cannon, Inc., 6.00%,
                 Series A, Conv. Pfd.,
                 144A(d).......................  $    2,272,500
       2,000   Kerr Group, Inc., Cumulative
                 Conv. Pfd., Class B, Series D,
                 $1.70.........................          39,875
                                                 --------------
                                                      2,312,375
                                                 --------------
               INDUSTRIAL EQUIPMENT AND SUPPLIES -- 0.1%
      20,000   Sequa Corporation, Cumulative
                 Conv. Pfd., $5.00.............       1,240,000
                                                 --------------
               METALS AND MINING -- 0.0%
      10,000   Freeport-McMoRan Inc.,
                 Cumulative Conv. Pfd.,
                 Depository Shares, 7.00%......         257,500
                                                 --------------
               TELECOMMUNICATIONS -- 0.1%
      33,000   Sprint Corporation, 8.25%, Conv.
                 Pfd. .........................       1,175,625
                                                 --------------
TOTAL PREFERRED STOCKS.........................       4,985,500
                                                 --------------
               COMMON STOCK WARRANTS AND RIGHTS -- 0.0%
               CLOSED-END FUNDS -- 0.0%
      59,972   Royce Value Trust, Inc., Rights,
                 expires 11/03/1995 +..........               0
                                                 --------------

 PRINCIPAL
   AMOUNT
-----------
               CORPORATE BONDS -- 1.9%
               AUTOMOTIVE PARTS AND ACCESSORIES -- 0.0%
  $  400,000   GenCorp Inc., Conv. Sub. Deb.,
                 8.00% due 08/01/2002..........         397,000
                                                 --------------
 PRINCIPAL                                           MARKET
   AMOUNT                                           VALUE(C)
------------                                     --------------
               BROADCASTING -- 0.0%
 FRF 593,750   Havas, Conv. Bond,
                 Payment-in-kind, 3.00% due
                 12/31/1997....................  $      143,624
                                                 --------------
               ENTERTAINMENT -- 1.9%
 $17,545,950   Time Warner Inc., Conv. Sub.
                 Deb., 8.75% due 01/10/2015....      18,379,383
   2,750,000   Viacom Inc., Ex. Sub. Deb.,
                 8.00% due 07/07/2006..........       2,712,187
                                                 --------------
                                                     21,091,570
                                                 --------------
TOTAL CORPORATE BONDS..........................      21,632,194
                                                 --------------
               U.S. TREASURY BILLS -- 3.5%
 39,960,000    5.27% to 6.00% ++ due
                 10/19/1995 - 03/07/1996.......      39,410,289
                                                 --------------
TOTAL INVESTMENTS
  (COST $795,804,005)(B)..............   99.8%    1,121,366,806
OTHER ASSETS AND LIABILITIES (NET)....     0.2        2,079,847
                                          ----   --------------
NET ASSETS APPLICABLE TO 41,983,410
  SHARES OF BENEFICIAL INTEREST
  OUTSTANDING.........................  100.0%   $1,123,446,653
                                        =====    ==============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE..........           $        26.76
                                                 ==============

---------------
(a) Security fair valued by the Board of Trustees.
(b) Aggregate cost for Federal tax purposes was $796,406,317. Net unrealized appreciation for Federal tax purposes was $324,960,489 (gross unrealized appreciation was $334,706,920 and gross unrealized depreciation was $9,746,431).
(c) Securities traded on a national securities exchange are valued at the last sale price as of the close of business on the day the securities are being valued. Securities for which no sale was reported on that day and over-the-counter securities are valued at the mean between the last reported bid and asked prices. U.S. Government obligations and other debt instruments with 60 days or less to maturity are valued at amortized cost which approximates market value. Short-term investments with greater than 60 days to maturity are valued at the highest independent bid price as quoted by market makers.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 +  Non-income producing security.
++  Represents annualized yield at date of purchase.

ADR -- American Depositary Receipt
ADS -- American Depositary Share
FRF -- French Franc
GDR -- Global Depositary Receipt
ORD -- Ordinary Share

We would like to share with you the following article on the recent dedication of the Gabelli School of Business at Roger Williams University in Rhode Island. At Gabelli Funds, we recognize and appreciate the support that our Chairman, Chief Investment Officer and Founder, Mario J. Gabelli,
provides for enhancing educational opportunities for students.
______________________________________________________________________________

                         PROVIDENCE JOURNAL-BULLETIN
______________________________________________________________________________

ROGER WILLIAMS
RENAMES SCHOOL
TO HONOR TRUSTEE

  BRISTOL -- Roger Williams University's business school is getting a new name: the Gabelli School of Business.

A dedication ceremony Tuesday, Oct. 17, will mark the renaming of the school for Mario J. Gabelli, a Wall Street financial analyst and founder of Gabelli Funds, Inc., in Rye, N.Y., who serves on the university's board of trustees.

Described by Roger Williams officials as a "strong supporter of the university," Gabelli, of Greenwich Conn., was the principal speaker and a recipient of an honorary doctor of business degree at the school's 1992 commencement.

The three story building that will soon carry Gabelli's name housed the university library until 1992. It was then rededicated as the new home of the School of Business after a $1 million renovation.

"The School of Business is honored to have the Mario Gabelli's name attached to it because this man serves as an icon--an exemplary role model--to any student seeking a career in business," said university President Anthony J. Santoro.

Ralph Papitto, chairman of the board of trustees, said Gabelli's name and prominence as "a topnotch money manager on Wall Street" would lend added stature to the School of Business.

Gabelli, a graduate of Fordham University and the Columbia University Graduate School of Business, began his Wall Street career in 1967 as an analyst.

He is now Chairman and Chief Investment Officer of Gabelli Funds, Inc.,
the holding company for GAMCO Investors, a money management firm, and the Gabelli family of mutual funds. He is also Chairman and Chief Executive Officer of the Lynch Corporation and a governor of the
American Stock Exchange.
______________________________________________________________________________

Reprinted with permission                             September 26, 1995

                             THE GABELLI ASSET FUND
                              One Corporate Center
                               Rye, NY 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                        BOARD OF TRUSTEES
Mario J. Gabelli, CFA             Karl Otto Pohl
  President and Chief               Former President
    Investment Officer                Deutsche Bundesbank
      Gabelli Funds, Inc.
Felix J. Christiana               Anthony R. Pustorino
  Former Senior                     Certified Public Accountant
    Vice President                    Professor, Pace University
      Dollar Dry Dock Savings Bank
Anthony J. Colavita               Anthonie C. van Ekris
  Attorney-at-Law                   Managing Director
    Anthony J. Colavita, P.C.         BALMAC International, Inc.
James P. Conn                     Salvatore J. Zizza
  Managing Director and             Chairman, Chief
    Chief Investment Officer          Executive Officer
      Financial Security                The Lehigh Group, Inc.
        Assurance
        Holdings Ltd.

                 OFFICERS AND PORTFOLIO MANAGERS
Mario J. Gabelli, CFA             Bruce N. Alpert
  Portfolio Manager                 President and Treasurer
                                  James E. McKee
                                    Secretary

                           DISTRIBUTOR
                     Gabelli & Company, Inc.
          CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
               State Street Bank and Trust Company
                          LEGAL COUNSEL
              Skadden, Arps, Slate, Meagher & Flom

-------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Asset Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
-------------------------------------------------------------

                                                          PHOTO OF MARIO GABELLI
 THE
 GABELLI

 ASSET
 FUND
                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 1995